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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1
(File No.        ) of our report dated February 14, 1997, on our audit of the consolidated financial statements and financial statement schedules of Capstar Broadcasting Partners, Inc. We also consent to the reference to our firm under the caption "Experts".

                                              /s/ COOPERS & LYBRAND L.L.P.

Austin, Texas
April 15, 1997